                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS and JULIE C. GAVIN, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1996, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 19th day of February, 1997.

Stanley T. Skinner                    Richard B. Madden
------------------                    -----------------
Robert D. Glynn, Jr.                  John C. Sawhill
--------------------                  ---------------
Richard A. Clarke                     David M. Lawrence
-----------------                     -----------------
H. M. Conger                          Alan Seelenfreund
------------                          -----------------
Mary S. Metz                          Samuel T. Reeves
------------                          ----------------
Rebecca Q. Morgan                     Carl E. Reichardt
-----------------                     -----------------
C. Lee Cox
----------
Barry Lawson Williams
---------------------

                               POWER OF ATTORNEY

          STANLEY T. SKINNER, the undersigned, Chairman of the Board and Chief Executive Officer of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS and JULIE C. GAVIN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1996, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 1997.



                                       STANLEY T. SKINNER
                                       ------------------
                                       STANLEY T. SKINNER

                               POWER OF ATTORNEY

          GORDON R. SMITH, the undersigned, Chief Financial Officer of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS and JULIE C. GAVIN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chief Financial Officer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1996, required by
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 1997.


                                       GORDON R. SMITH
                                       ---------------
                                       GORDON R. SMITH

                               POWER OF ATTORNEY

          CHRISTOPHER P. JOHNS, the undersigned, Controller of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS and JULIE C. GAVIN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1996, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 1997.


                                       CHRISTOPHER P. JOHNS
                                       --------------------
                                       CHRISTOPHER P. JOHNS

                               POWER OF ATTORNEY

     Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS and JULIE C. GAVIN, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1996, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 19th day of February, 1997.

Stanley T. Skinner                    Richard B. Madden
------------------                    -----------------
Robert D. Glynn, Jr.                  John C. Sawhill
--------------------                  ---------------
Richard A. Clarke                     David M. Lawrence
-----------------                     -----------------
H. M. Conger                          Alan Seelenfreund
------------                          -----------------
Mary S. Metz                          Samuel T. Reeves
------------                          ----------------
Rebecca Q. Morgan                     Carl E. Reichardt
-----------------                     -----------------
C. Lee Cox
----------
Barry Lawson Williams
---------------------

                               POWER OF ATTORNEY

          STANLEY T. SKINNER, the undersigned, Chairman of the Board and Chief Executive Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS and JULIE C. GAVIN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1996, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 1997.



                                       STANLEY T. SKINNER
                                       ------------------
                                       STANLEY T. SKINNER

                               POWER OF ATTORNEY

          GORDON R. SMITH, the undersigned, Senior Vice President and Chief Financial Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS and JULIE C. GAVIN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1996, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 1997.


                                       GORDON R. SMITH
                                       ---------------
                                       GORDON R. SMITH

                               POWER OF ATTORNEY

          CHRISTOPHER P. JOHNS, the undersigned, Vice President and Controller of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS and JULIE C. GAVIN, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1996, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of February, 1997.


                                       CHRISTOPHER P. JOHNS
                                       --------------------
                                       CHRISTOPHER P. JOHNS